        Exhibit 13.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
The certification set forth below is being submitted in connection with Polestar Automotive Holding UK PLC’s annual report on Form 20-F for the year ended December 31, 2022 (the “Report”) for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 1350 of Chapter 63 of Title 18 of the United States Code.
I, Thomas Ingenlath, the Chief Executive Officer of Polestar Automotive Holding UK PLC, certify that:
1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and
2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Polestar Automotive Holding UK PLC.
Date: April 14, 2023

/s/ Thomas Ingenlath
Name:	Thomas Ingenlath
Title:	Chief Executive Officer and Director (Principal Executive Officer)